MAINSTAY VP SERIES FUND, INC.

Supplement dated February 2, 2011 (“Supplement”)
to the Prospectus for MainStay VP Series Fund, Inc.
dated May 1, 2010, as supplemented (“Prospectus”)

This Supplement updates certain information contained in the Prospectus. You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010. Please review this important information carefully.

As part of an ongoing effort to promote consistency and efficiencies in the corporate organization and product offerings of the MainStay Group of Funds, New York Life Investment Management LLC (“New York Life Investments”) intends to propose for the consideration of the Board of Directors (“Board”) of MainStay VP Series Fund, Inc. (“Company”) the redomiciliation of the Company from a Maryland corporation to a Delaware statutory trust.  In order to effect the redomiciliation, New York Life Investments intends to propose for the Board’s consideration the reorganization of each Portfolio of the Company into a corresponding “shell” series of a new Delaware statutory trust called MainStay VP Funds Trust (“Trust”).

If approved by the Board, it is expected that the reorganizations will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and the Trust that will provide for (1) the acquisition of all of the assets of a Portfolio by a corresponding series (“New Portfolio”) of the Trust, in exchange for shares of the New Portfolio and the assumption of all liabilities of the Portfolio by the corresponding New Portfolio and (2) the subsequent liquidation of the Portfolio (“Reorganization”).   The Reorganization will not be subject to shareholder approval under applicable law, and, if approved by the Board, it is anticipated that the Reorganization will close on or about April 29, 2011.

Upon closing of the Reorganization, shareholders of a Portfolio will own shares of the corresponding class of the corresponding New Portfolio that are equal in number and in value to the shares of the Portfolio held by those shareholders immediately prior to the closing. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

Importantly, the Reorganization is not expected to have a material impact on the manner in which the Portfolios are managed.  In particular, no changes are expected to any Portfolio’s investment objective, investment process, portfolio management, risks, class structure or fees solely as a result of the Reorganization.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.